EXHIBIT 10.13

DATED: 20 FEBRUARY 2009

NOVATION AGREEMENT

MACQUARIE BANK LIMITED
(THE “RETIRING PARTY”)

APOLLO GOLD CORPORATION
(THE “CONTINUING PARTY”)

RMB AUSTRALIA HOLDINGS LIMITED
(THE “SUBSTITUTE PARTY”)

MACQUARIE BANK LIMITED
No.1 Martin Place
Sydney NSW 2008
Australia
Telephone: (02) 8232 3333 © Macquarie Bank Limited 2001

TABLE OF CONTENTS

1.	DEFINITIONS	3

2.	NOVATION	4

3.	REPRESENTATIONS AND WARRANTIES	5

4.	LIABILITY FOR COSTS AND STAMP DUTY	6

	4.1 Liability for costs	6
	4.2 Further documents	6
5.	GOVERNING LAW, JURY WAIVER, AND SUBMISSION TO JURISDICTION	6

6.	COUNTERPARTS	6

SCHEDULE A – ORIGINAL TRANSACTION		7

SCHEDULE B – NOVATED TRANSACTION		8

SCHEDULE C – REMAINING TRANSACTION		9

Date:

Between:	1.	MACQUARIE BANK LIMITED (ABN 46 008 583 542) of No.1 Martin Place, Sydney, NSW, 2000, Australia (the “Retiring Party” or “MBL”);

	2.	RMB AUSTRALIA HOLDINGS LIMITED (ABN 13 003 201 214) of Level 13, 60 Castlereagh Street, Sydney, NSW, 2000 Australia (the "Substitute Party"); and

	3.	APOLLO GOLD CORPORATION incorporated in the Yukon Territory, Canada, of 5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado 80111-3220, United States (the "Continuing Party").

Background:	1.	The Retiring Party and the Continuing Party are parties to the transaction specified in Schedule A (each an “Original Transaction”).

2.
The Original Transaction is governed by a long form confirmation incorporating the terms of the ISDA 2002 Master Agreement (without the Schedule) between the Retiring Party and the Continuing Party, with an effective date of 4 February 2009 (the “Original Master Agreement”).

3.
The parties to this Agreement have agreed to a novation of a portion of the Original Transaction specified in Schedule B, on the terms set out in this Agreement, under which the Retiring Party is to surrender its rights and be released and discharged from its obligations under that portion and the Substitute Party is to become entitled to equivalent rights and assume equivalent obligations for that portion of the Original Transaction (the “Novated Transaction”).

4.
The Retiring Party and Continuing Party will remain as parties to the remaining portion of the Original Transaction specified in Schedule C and that portion of the Original Transaction will continue to be governed by the Original Master Agreement (the “Remaining Transaction”).

THE PARTIES AGREE:

1.	DEFINITIONS

In this Agreement:

‘Conditions Precedent’ means each of the following:

(a)	Effective Date has occurred;

(b)	the Second Supplemental Agreement has been signed by all parties to it;

(c)	FirstRand Bank Limited has confirmed to the Retiring Party (in form and substance satisfactory to the Retiring Party) that:

(i)
it has given notice in writing to the Trust Company Fiduciary Services Limited (previously Permanent Trustee Company Limited) under clause 1.2.11 of the Deed of Guarantee that this Novation Agreement, and all liabilities of the Substitute Party to the Retiring Party in respect of or arising out of this Novation Agreement, is a contract and arrangement entered into by the Substitute Party which is included in the Deed of Guarantee; and

(ii)	the Deed of Guarantee is in full force and effect.

‘Additional Termination Event’, ‘Confirmation’, ‘Event of Default’ and ‘Potential Event of Default’ have the same meaning as in the Original Master Agreement.

‘Deed of Guarantee’ means the Deed of Guarantee dated 30 December 1999 between FirstRand Bank Limited, Trust Company Fiduciary Services Limited (previously Permanent Trustee Company Limited), RMB Australia Limited and RMB Australia Holdings Limited.

‘Effective Date’ means the earlier of:
(a)	the date of this Agreement; or

(b)	the date of the Project Facility Agreement.

‘Project Facility Agreement’ means the agreement titled Project Facility Agreement between the Retiring Party, Substitute Party, Continuing Party and RMB Resources Inc. dated on or about the date of this Agreement.

‘New Master Agreement’ means an ISDA 2002 Master Agreement dated on or around the date of this agreement, entered into between the Substitute Party and the Continuing Party.

‘Novation Date’ means the date of this Agreement.

‘Second Supplemental Agreement’ means the agreement titled Second Supplemental Agreement to the Security Agent Agreement between the Retiring Party, Substitute Party, Continuing Party and RMB Resources Inc. dated on or about the date of this Agreement.

2.	NOVATION

Provided the Conditions Precedent have been satisfied, with effect from and including the Novation Date:

(a)	the Retiring Party and the Continuing Party have no further rights against each other or obligations to each other in connection with the Novated Transaction;

(b)	subject to clause 2(c):

(i)	the Substitute Party has the same rights against, and owes the same obligations to, the Continuing Party in connection with the Novated Transaction; and

(ii)	the Continuing Party has the same rights against, and owes the same obligations to, the Substitute Party in connection with the Novated Transaction,

as if the Substitute Party had been named as a party to that Novated Transaction instead of the Retiring Party.

In this clause 2(b) a reference to the “same” rights or obligations is a reference to rights or obligations which are the same in nature and character as those rights or obligations rather than the same as to the person entitled to them or obliged to perform them;

(c)
the Novated Transaction ceases to be governed by the Original Master Agreement and instead is deemed to have been and is governed at all times by the New Master Agreement (and in this respect each reference to the Original Master Agreement in a Confirmation for a Novated Transaction is deemed to be a reference to the New Master Agreement); and

(d)
the rights and obligations of the Retiring Party and the Continuing Party with respect to the Remaining Transaction will remain for all purposes the same as those rights and obligations under the Original Transaction.

3.	REPRESENTATIONS AND WARRANTIES

Each of the Retiring Party and the Continuing Party represents and warrants to the other parties to this Agreement that:

(a)
no event has occurred which constitutes an Event of Default or Potential Event of Default with respect to itself and no other circumstance exists which would entitle the other party to terminate any of the Novated Transactions (other than the Additional Termination Event titled Right to Break);

(b)
the terms of each Novated Transaction is accurately recorded in its relevant Confirmation and there is no dispute or grounds for future dispute between the Retiring Party and the Continuing Party as to the terms of or performance of obligations under any of the Novated Transactions; and

(c)	it has no right of cross-claim or counter-claim against the other party in connection with any of the Novated Transactions.

4.	LIABILITY FOR COSTS AND STAMP DUTY

4.1	Liability for costs

The Continuing Party will pay all costs, charges and expenses (including, without limitation, legal expenses and taxes) for each party in entering into this Agreement.

4.2	Further documents

Each party to this Agreement must, at the reasonable request of any other party to this Agreement, execute and cause its successors to execute documents and do everything else necessary or appropriate to bind the Substitute Party and the Continuing Party and their successors under the Transactions in accordance with the intention expressed in clause 2(b).

5.	GOVERNING LAW, JURY WAIVER, AND SUBMISSION TO JURISDICTION

This Novation Agreement will be governed by the laws of the Province of Ontario, Canada and the laws of Canada which are applicable in the Province of Ontario, other than any laws which would result in the imposition of the laws of another jurisdiction.

Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement.

Each party acknowledges that this is a Financier Hedging Agreement (as defined in the Project Facility Agreement).

6.	COUNTERPARTS

This Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.  The counterparts taken together constitute one and the same instrument.

SCHEDULE A – ORIGINAL TRANSACTION

Particulars of each Transaction:

MBL Reference No:	BU_1716685

Trade Date:	02 FEB 2009

Purchaser of Bullion:	MBL

Seller of Bullion:	Counterparty

Bullion:	Gold

Number of Ounces:	240, 000 Ounces

Contract Price:	An amount determined in accordance with the Additional Terms set out below

Starting Contract Price:	908.00 USD per Ounce, as adjusted in accordance with the Additional Terms set out below

Effective Date:	04 FEB 2009, as adjusted in accordance with the Additional Terms set out below

Forward Rate:	-1.00%

Next Reset Date:	02 MAR 2009

Calculation Basis:	360

Bullion Transaction Settlement Date:	02 MAR 2009

Settlement:	Settlement by Delivery

Delivery location:	London

Business Day Convention:	Modified Following

Additional Terms:
The Contract Price will accrue on a daily basis, and will be determined in accordance with the following formula (where “X” is the day of such determination):

Contract Price (accrued to X)	=	Starting Contract Price	+	( Starting ( Contract ( Price	x	Forward Rate (%)	x	Days from Effective Date to X ) Calculation Basis ) )

On the Next Reset Date, the Starting Contract Price will be adjusted to be an amount equal to that day’s Contract Price and the Effective Date will be adjusted to be the Next Reset Date.

Notwithstanding the terms of the Transaction, the Seller of Bullion may elect to deliver a quantity of the Bullion to the Purchaser of Bullion at any time prior to the Bullion Transaction Settlement Date at the prevailing Contract Price.

You acknowledge and agree that MBL may vary any of the Forward Rate, the Next Reset Date and the Bullion Transaction Settlement Date at any time during the compounding period (from the Effective Date to and including the Bullion Transaction Settlement Date).

SCHEDULE B – NOVATED TRANSACTION

Particulars of each Transaction:

MBL Reference No:	BU_1716685

Trade Date:	02 FEB 2009

Purchaser of Bullion:	MBL

Seller of Bullion:	Counterparty

Bullion:	Gold

Number of Ounces:	80,177.317 Ounces

Contract Price:	An amount determined in accordance with the Additional Terms set out below

Starting Contract Price:	908.00 USD per Ounce, as adjusted in accordance with the Additional Terms set out below

Effective Date:	04 FEB 2009, as adjusted in accordance with the Additional Terms set out below

Forward Rate:	-1.00%

Next Reset Date:	02 MAR 2009

Calculation Basis:	360

Bullion Transaction Settlement Date:	02 MAR 2009

Settlement:	Settlement by Delivery

Delivery location:	London

Business Day Convention:	Modified Following

Additional Terms:
The Contract Price will accrue on a daily basis, and will be determined in accordance with the following formula (where “X” is the day of such determination):

Contract Price (accrued to X)	=	Starting Contract Price	+	( Starting ( Contract ( Price	x	Forward Rate (%)	x	Days from Effective Date to X ) Calculation Basis ) )

On the Next Reset Date, the Starting Contract Price will be adjusted to be an amount equal to that day’s Contract Price and the Effective Date will be adjusted to be the Next Reset Date.

Notwithstanding the terms of the Transaction, the Seller of Bullion may elect to deliver a quantity of the Bullion to the Purchaser of Bullion at any time prior to the Bullion Transaction Settlement Date at the prevailing Contract Price.

You acknowledge and agree that MBL may vary any of the Forward Rate, the Next Reset Date and the Bullion Transaction Settlement Date at any time during the compounding period (from the Effective Date to and including the Bullion Transaction Settlement Date).

SCHEDULE C – REMAINING TRANSACTION

Particulars of each Transaction:

MBL Reference No:	to be advised

Trade Date:	the Novation Date

Purchaser of Bullion:	MBL

Seller of Bullion:	Counterparty

Bullion:	Gold

Number of Ounces:	159,822.683 Ounces

Contract Price:	An amount determined in accordance with the Additional Terms set out below

Starting Contract Price:	908.00 USD per Ounce, as adjusted in accordance with the Additional Terms set out below

Effective Date:	04 FEB 2009, as adjusted in accordance with the Additional Terms set out below

Forward Rate:	-1.00%

Next Reset Date:	02 MAR 2009

Calculation Basis:	360

Bullion Transaction Settlement Date:	02 MAR 2009

Settlement:	Settlement by Delivery

Delivery location:	London

Business Day Convention:	Modified Following

Additional Terms:
The Contract Price will accrue on a daily basis, and will be determined in accordance with the following formula (where “X” is the day of such determination):

Contract Price (accrued to X)	=	Starting Contract Price	+	( Starting ( Contract ( Price	x	Forward Rate (%)	x	Days from Effective Date to X ) Calculation Basis ) )

On the Next Reset Date, the Starting Contract Price will be adjusted to be an amount equal to that day’s Contract Price and the Effective Date will be adjusted to be the Next Reset Date.

Notwithstanding the terms of the Transaction, the Seller of Bullion may elect to deliver a quantity of the Bullion to the Purchaser of Bullion at any time prior to the Bullion Transaction Settlement Date at the prevailing Contract Price.

You acknowledge and agree that MBL may vary any of the Forward Rate, the Next Reset Date and the Bullion Transaction Settlement Date at any time during the compounding period (from the Effective Date to and including the Bullion Transaction Settlement Date).

Executed as an agreement

Retiring Party: MACQUARIE BANK LIMITED

By:	/s/ Gavin Bradley	By:	/s/ Margot Branson

Gavin Bradley		Margot Branson
Name of Signatory		Name of Signatory

Executive Director		Assistant Director, Legal Risk Management
Title		Title

Continuing Party:  APOLLO GOLD CORPORATION

By:	/s/ Melvyn Williams	By:

Chief Financial Officer
Name of Signatory		Name of Signatory

Title		Title

Substitute Party: RMB AUSTRALIA HOLDINGS LIMITED

By:	/s/ Michael P.C. Brogan	By:	/s/ Gregory Gay

Michael P.C. Brogan		Gregory Gay
Name of Signatory		Name of Signatory

Director		Director
Title		Title